This supplement filed July 23, 2008 replaces the erroneous 497 supplement filed July 22, 2008 that had an incorrect Class (Contract), Accession number, 0000881453-08-000067.

Prudential Annuities Life Assurance Corporation

Advanced Series XTRA Credit EIGHT

Supplement, dated July 22, 2008

To

Prospectus, dated May 1, 2008

This supplement should be read and retained with the prospectus for your Annuity. If you would like another copy of the prospectus, please call us at 1-888-PRU-2888.

In the section of the prospectus entitled "Valuing Your Investment", under the sub-section entitled "When Do You Process and Value Transactions?" we delete the following disclosure:

"We have arrangements with certain selling firms, under which receipt by the firm in good order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets, Inc."

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